Supplement Dated July 1, 2020
To The Statement of Additional Information
Dated April 27, 2020

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

On pages 2-3, in the section, “Common Types of Investment and Management Practices (All Funds Except Feeder Funds),” under “Asset-Backed Securities,” please add the following after the last paragraph:

The JNL/T. Rowe Price Short-Term Bond Fund may gain exposure through pooled vehicles to asset-backed securities and commercial mortgage-backed securities that were pledged as collateral for non-recourse loans under the Term Asset-Backed Securities Loan Facility (“TALF”), a joint program of the Federal Reserve and the U.S. Treasury.  TALF loans are considered non-recourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other assets of the pooled vehicle if such vehicle does not repay the principal and interest on the loans.  The JNL/T. Rowe Price Short-Term Bond Fund may invest the distributions from the pooled vehicle in additional securities and other assets consistent with its investment program.  The pooled vehicle may be managed by T. Rowe Price or its affiliates.  The investment in the pooled vehicle may be considered illiquid.

On page 84, in the section, “Non-Fundamental Policies and Risks Applicable to the Master Funds and Feeder Funds,” after “Securities Lending Activity,” please add the following:

Market Conditions. The value of, and the income generated by, the securities in which an AFIS Master Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause an AFIS Master Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. An AFIS Master Fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of an AFIS Master Fund’s investments and operation of an AFIS Master Fund. These events could disrupt businesses that are integral to an AFIS Master Fund’s operations or impair the ability of employees of the AFIS Master Funds’ service providers to perform essential tasks on behalf of an AFIS Master Fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions may result in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

This Supplement is dated July 1, 2020.